Exhibit 99.1

CONTACTS:

Dave Vadasz, investor relations

408.503.7200

dave.vadasz@palmOne.com

Jimmy Johnson, media relations

408.503.2771

jimmy.johnson@palmOne.com

palmOne Reports Q1 Results

Revenue Up 62%, Operating Margin 8.5%

MILPITAS, Calif., Sept. 20, 2004 — palmOne, Inc. (Nasdaq: PLMO) today reported revenue of $273.1 million for the first quarter of fiscal year 2005, ended Aug. 27, which is up 62 percent from the $168.6 million reported during the comparable quarter a year ago.

Net income was $19.6 million, or $0.38 per share. This compares to net loss from continuing operations in the year-ago period of $16.9 million, or $0.57 per share.

Net income in the first quarter of fiscal year 2005, measured on a non-GAAP(1) basis, totaled $21.9 million, or $0.43 per share, excluding the effects of amortization of intangible assets and deferred stock-based compensation. This compares to a non-GAAP net loss in the first quarter of fiscal year 2004 of $14.1 million, or $0.48 per share, which excluded the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges.

“Our handheld and smartphone solutions performed very well in the marketplace. Outstanding products plus operational excellence resulted in strong growth and profitability,” said Todd Bradley, palmOne chief executive officer. “Excitement is mounting in our category, and we’re confident that our innovative products coupled with our excellent distribution through retail and carrier channels will help us maintain and extend our market leadership.”

Bradley noted the following financial highlights:

•	Revenue grew 62 percent, marking the fifth consecutive quarter of year-over-year growth;

•	Unit sales of handheld-computers were up 10 percent vs. the year-ago period;

•	Gross margin rose to 33.3 percent in the quarter, compared to 30.5 percent in the fourth quarter of fiscal year 2004 and 28.1 percent in the comparable quarter a year ago;

•	Operating margin was 8.5 percent, and non-GAAP operating margin was 9.3 percent;

•	Net income was $19.6 million, and non-GAAP net income totaled $21.9 million;

•	Inventory turns rose to 44 times compared with 21 times in the year-ago period; and

•	The company generated $31.3 million in cash from operations in the quarter.

During the quarter, palmOne announced an expansion of its relationship with T-Mobile, bringing the Treo(TM) 600 smartphone to the carrier’s retail customers and online store in addition to its existing business channel, and a new carrier relationship with Verizon Wireless, the nation’s largest wireless carrier. Today, Treo smartphones are sold by the five largest carriers in the United States, in addition to leading carriers around the world. Since the quarter ended, palmOne announced a second carrier in Canada — Bell Mobility — and its first in Spain — Vodafone.

palmOne shipped approximately 981,000 Zire(TM), Tungsten(TM) and Treo family devices during its first fiscal quarter — bringing the total number shipped to-date to approximately 27.4 million.

INVESTOR’S NOTE: The company will hold a conference call for the public on Sept 20, 2004, at 2 p.m. Pacific/5 p.m. Eastern to discuss matters covered in this news release. The dial-in number for the call is 888.335.6680 in the United States and 973.321.1030 for international callers. No pass code is needed. A telephone call replay of the conference call will be available through Oct. 4, 2004, beginning today at approximately 5 p.m. Pacific. The dial-in number for the replay is 877.519.4471 (PIN # 5114391) in the United States and 973.341.3080 (PIN # 5114391) for international callers. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 5:30 p.m. Pacific.

NON-GAAP FINANCIAL MEASURES: To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding our ability to grow our business, to increase profitability, to remain competitive and to continue to lead our industry. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; possible defects in products and technologies developed; palmOne’s ability to timely and cost-effectively obtain components and elements of our technology from suppliers; palmOne’s ability to compete with existing and new competitors. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended May 28, 2004. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About palmOne, Inc.

palmOne, Inc. — the leader in handheld computing and communications solutions — strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products include Zire(TM) and Tungsten(TM) handhelds and Treo(TM) smartphones, software and accessories.

palmOne products are sold at The palmOne Store (http://store.palmOne.com/) and palmOne Retail Stores, and through select Internet, retail, reseller and wireless operator partners throughout the world.

More information about palmOne, Inc. is available at http://www.palmOne.com.

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(1)	GAAP stands for Generally Accepted Accounting Principles.

palmOne, Zire, Tungsten, Treo and Palm OS are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

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palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	August 31, 2004	August 31, 2003
Revenues	$273,145	$168,608
Costs and operating expenses:
Cost of revenues (*)	181,803	121,224
Sales and marketing	37,555	34,578
Research and development	18,568	16,828
General and administrative	9,799	8,694
Amortization of intangible assets and stock-based compensation (**)	2,339	121
Restructuring charges	—	2,670

Total costs and operating expenses	250,064	184,115

Operating income (loss)	23,081	(15,507)
Interest and other income (expense), net	(34)	(157)

Income (loss) before income taxes	23,047	(15,664)
Income tax provision	3,453	1,198

Income (loss) from continuing operations	19,594	(16,862)
Loss from discontinued operations (net of taxes of $0 and $248, respectively)	—	(4,884)

Net income (loss)	$19,594	$(21,746)

Net income (loss) per share:
Basic:
Continuing operations	$0.41	$(0.57)
Discontinued operations	—	(0.17)

	$0.41	$(0.74)

Diluted:
Continuing operations	$0.38	$(0.57)
Discontinued operations	—	(0.17)

	$0.38	$(0.74)

Shares used in computing per share amounts:
Basic	47,629	29,349
Diluted	51,005	29,349

(*)    Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and stock-based compensation:

Cost of revenues	$312	$4
Sales and marketing	1,654	58
Research and development	64	27
General and administrative	309	32

Total amortization of intangible assets and stock-based compensation	$2,339	$121

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended August 31, 2004			Three Months Ended August 31, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$273,145	$—	$273,145	$168,608	$—	$168,608

Costs and operating expenses:
Cost of revenues (*)	181,803	—	181,803	121,224	—	121,224
Sales and marketing	37,555	—	37,555	34,578	—	34,578
Research and development	18,568	—	18,568	16,828	—	16,828
General and administrative	9,799	—	9,799	8,694	—	8,694
Amortization of intangible assets and stock-based compensation (**)	2,339	(2,339)	—	121	(121)	—
Restructuring charges	—	—	—	2,670	(2,670)	—

Total costs and operating expenses	250,064	(2,339)	247,725	184,115	(2,791)	181,324

Operating income (loss)	23,081	2,339	25,420	(15,507)	2,791	(12,716)
Interest and other income (expense), net	(34)	—	(34)	(157)	—	(157)

Income (loss) before income taxes	23,047	2,339	25,386	(15,664)	2,791	(12,873)
Income tax provision	3,453	—	3,453	1,198	—	1,198

Income (loss) from continuing operations	19,594	2,339	21,933	(16,862)	2,791	(14,071)
Loss from discontinued operations	—	—	—	(4,884)	4,884	—

Net income (loss)	$19,594	$2,339	$21,933	$(21,746)	$7,675	$(14,071)

Net income (loss) per share:
Basic:
Continuing operations	$0.41	$0.05	$0.46	$(0.57)	$0.09	$(0.48)
Discontinued operations	—	—	—	(0.17)	0.17	—

	$0.41	$0.05	$0.46	$(0.74)	$0.26	$(0.48)

Diluted:
Continuing operations	$0.38	$0.05	$0.43	$(0.57)	$0.09	$(0.48)
Discontinued operations	—	—	—	(0.17)	0.17	—

	$0.38	$0.05	$0.43	$(0.74)	$0.26	$(0.48)

Shares used in computing per share amounts:
Basic	47,629	—	47,629	29,349	—	29,349
Diluted	51,005	—	51,005	29,349	—	29,349

(*)    Cost of revenues does not include that portion of amortization of intangible assets and stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and stock-based compensation:

Cost of revenues	$312	$(312)	$—	$4	$(4)	$—
Sales and marketing	1,654	(1,654)	—	58	(58)	—
Research and development	64	(64)	—	27	(27)	—
General and administrative	309	(309)	—	32	(32)	—

	$2,339	$(2,339)	$—	$121	$(121)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and stock-based compensation and restructuring charges.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

	August 31, 2004	May 31, 2004
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$210,966	$203,069
Short-term investments	79,378	49,382
Accounts receivable, net of allowance for doubtful accounts of $7,836 and $8,317, respectively	133,309	120,757
Inventories	19,152	14,030
Investment for committed tenant improvements	7,090	7,197
Prepaids and other	7,514	8,067

Total current assets	457,409	402,502

Restricted investments	775	1,175
Land not in use	60,000	60,000
Property and equipment, net	17,495	19,425
Goodwill	254,953	257,363
Intangible assets, net	9,042	10,979
Deferred income taxes	34,800	34,800
Other assets	1,654	1,694

Total assets	$836,128	$787,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$128,331	$112,772
Accrued restructuring	22,269	27,156
Provision for committed tenant improvements	7,090	7,197
Other accrued liabilities	121,244	112,679

Total current liabilities	278,934	259,804

Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,450	1,600

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 48,270 shares and 47,032 shares, respectively	48	47
Additional paid-in capital	1,394,659	1,383,630
Unamortized deferred stock-based compensation	(3,802)	(1,995)
Accumulated deficit	(871,044)	(890,638)
Accumulated other comprehensive income	883	490

Total stockholders’ equity	520,744	491,534

Total liabilities and stockholders’ equity	$836,128	$787,938

Certain prior year balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	August 31, 2004	August 31, 2003
Cash flows from operating activities:
Income (loss) from continuing operations	$19,594	$(16,862)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used in) operating activities:
Depreciation	4,690	5,142
Amortization	2,339	441
Changes in assets and liabilities:
Accounts receivable	(12,552)	21,158
Inventories	(5,122)	(1,300)
Prepaids and other	994	(421)
Accounts payable	15,559	(16,228)
Accrued restructuring	(4,887)	(239)
Other accrued liabilities	10,722	(2,604)

Net cash provided by (used in) operating activities	31,337	(10,913)

Cash flows from investing activities:
Purchases of property and equipment	(2,760)	(1,641)
Purchases of restricted investments	—	(2,764)
Sale of restricted investments	400	—
Purchases of short-term investments	(39,466)	—
Sale of short-term investments	9,564	—

Net cash used in investing activities	(32,262)	(4,405)

Cash flows from financing activities:
Proceeds from issuance of common stock; private placements	—	37,015
Proceeds from issuance of common stock; employee stock plans	8,822	1,037

Net cash provided by financing activities	8,822	38,052

Change in cash and cash equivalents	7,897	22,734
Cash and cash equivalents, beginning of period	203,069	204,967

Cash and cash equivalents, end of period	$210,966	$227,701

Other cash flow information:
Cash paid for income taxes	$(859)	$(414)

Cash paid for interest	$(907)	$(1,272)

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

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